The AFL-CIO Housing Investment Trust’s Low Expense Ratio

March 2009

The AFL-CIO Housing Investment Trust (HIT) has one of the lowest expense ratios among institutional fixed income mutual funds. This low expense ratio means that more of investors’ money is put to work generating competitive returns, financing affordable housing and creating union jobs.

The HIT engaged a third party to analyze and summarize nearly 4,000 mutual fund expense data points covering the period from December 31, 2005 to September 30, 2008 obtained from the U.S. Mutual Fund Database provided by University of Chicago, Booth School of Business, Center for Research in Security Prices (“CRSP”). The data population includes institutional funds with over 80% of fund assets held in bonds. CRSP also serves as a data source for the Investment Company Institute’s annual publication on fund fees.

The chart below summarizes the third party’s calculation of the mean expense ratio in basis points (bps) for various sub-sets of the data.1 The HIT’s expense ratio continues to be one of the lowest among fixed income mutual funds, both index funds and actively managed funds. When comparing the HIT’s 41 bp expense ratio to the means of the expense ratios of actively managed funds holding similar assets to the HIT such as GNMA funds (80 bp mean expense ratio), Short-Intermediate U.S. Government funds (79 bps), and Intermediate U.S. Government funds (64 bps), the HIT’s expense ratio is the lowest by over 20 basis points.

Calculated based on data from Survivor-Bias-Free US Mutual Fund Database © 200809

Center for Research in Security Prices (CRSP ®), University of Chicago Booth School of Business

In addition to the low expense ratio, maintained at 41 bps for the past three years, the HIT continues to surpass its benchmark, the Barclays Capital Aggregate Bond Index, and was ranked as one of the nation’s

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1  Data points returning null or negative values were excluded.

“Top 10 Managers” for its category by Morningstar, Inc. for five-year gross returns as of December 31, 2008 (see information on rankings below). HIT’s strong performance combined with a low expense ratio continue to provide a high value investment option for HIT participants.

After exceeding its benchmark’s returns for the 16th consecutive calendar year in 2008, the HIT made one of its strongest showings ever against its benchmark in February 2009. The HIT outperformed the Barclays Capital Aggregate Bond Index by 338 basis points with a net return of 5.44% for the one-year period ending February 28, 2009. On a gross basis, the HIT’s one-year return of 5.88% exceeded the benchmark by 382 basis points.

The HIT’s net returns for the 1-, 3-, 5- and 10-year periods ending February 28, 2009, were 5.44%, 5.62%, 4.43% and 5.96%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Information about these expenses can be found on page 6 of the HIT’s current prospectus.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

ABOUT THE MORNINGSTAR RANKINGS

The “Top 10 Manager” rankings were published in Pensions & Investments on February 23, 2009 using Morningstar’s Principia Separate Account database.  Rankings are based on gross returns for the five-year period ended December 31, 2008, and reflect no deduction for expenses. See the chart below for gross and net performance numbers. The rankings compared 59 funds included in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories based on performance results self-reported to Morningstar.  The findings can be viewed on the Pension & Investments website at:http://www.pionline.com/apps/pbcs.dll/article?AID=/20090223/CHART/302239983/-1/TOPPERFORMINGMANAGERS

HIT TOTAL NET AND GROSS RETURNS AT DECEMBER 31, 2008
	1 Year	3 Year	5 Year	10 Year
HIT Net Returns	5.25%	5.53%	4.68%	5.82%
HIT Gross Returns	5.68%	5.96%	5.09%	6.22%
Barclays Capital Aggregate Bond Index	5.24%	5.51%	4.65%	5.63%

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200

Washington, DC 20037

(202) 331-8055

www.aflcio-hit.com